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                                                                 EXHIBIT 99.22

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


         FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") dated as of October 4, 1999, among GAINSCO, INC. and GAINSCO SERVICE CORP. ("Borrowers") and BANK ONE, NA ("Lender"), a national banking association with its principal office in Chicago, Illinois.

                                R E C I T A L S:

         1. Borrowers and Bank One, Texas, N.A. ("Bank One Texas") have entered into the Revolving Credit Agreement dated November 13, 1998 (the "Loan Agreement") wherein Bank One Texas made the Loan to Borrowers for the purposes described in the Loan Agreement.

         2. Immediately before the execution of this Amendment, Bank One Texas has sold and assigned to Lender (the "Assignment") all right, title and interest of Bank One Texas in the Loan and all rights and obligations of Bank One Texas under the Loan Agreement and Loan Documents.

         3. GAINSCO has as of the date of this Amendment, pursuant to the Securities Purchase Agreement dated as of June 29, 1999 (the "Purchase Agreement") between GAINSCO and Goff Moore Strategic Partners, L.P.("GMSP"), issued and sold 31,620 shares of its Series A Convertible Preferred Stock and warrants to purchase up to 3,100,000 shares of GAINSCO common stock to GMSP (the "Transaction"), which constitutes a Change in Control.

         4. Borrowers have requested Lender to consent to the Transaction and to make certain amendments to the Loan Agreement, which Lender is willing to do upon the conditions and subject to the provisions hereof.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.





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                                   ARTICLE II

                                   Amendments

         Section 2.1       Definitions.  Effective as of the date hereof,

                  (a) the following definitions in Section 1.1 of the Loan Agreement are amended to read in their entirety as follows:

                           "Acquired Companies" means National Specialty Lines,
                  Inc., Lalande Financial Group, Inc. and DLT Insurance Adjusters, Inc.

                           "Agreement" means the Loan Agreement, as amended by
                  the First Amendment.

                           "Lender" means Bank One, NA, a national banking
                  association.

                  (b) the definition of "Change in Control" is amended by adding a sentence at the end thereof to read as follows:

                  Notwithstanding any other provision hereof, except for additional purchases of Common Stock by GMSP of up to an aggregate of 35% of the issued and outstanding Common Stock to the extent permitted by Section 6.9 of the GMSP Purchase Agreement as in effect on the date of the First Amendment, any acquisition by GMSP or any Affiliate of GMSP of any Common Stock, preferred stock or other equity securities of GAINSCO, any warrants or other rights to purchase or otherwise acquire any such securities or any securities or instruments convertible into such securities, other than the securities purchased in the GMSP Transaction, shall constitute a Change in Control.

                  (c) the following definitions are added to Section 1.1 of the Loan Agreement:

                           "First Amendment" means the First Amendment to
                  Revolving Credit Agreement dated as of October 4, 1999 among Borrowers and Lender.


                           "GMSP" means Goff Moore Strategic Partners, L.P.

                           "GMSP Purchase Agreement" means the Securities
                  Purchase Agreement dated as of June 29, 1999 between GAINSCO and GMSP.


                           "GMSP Transaction" means the purchase by GMSP on
                  October 4, 1999 of 31,620 shares of Series A Convertible Preferred Stock of



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                  GAINSCO and warrants to purchase up to 3,100,000 shares of
                  Common Stock pursuant to the GMSP Purchase Agreement.

                           "Net Worth" means net worth as shown on a balance
                  sheet prepared in accordance with GAAP.

         Section 2.2 Limitation on Indebtedness. Section 7.1 of the Loan Agreement is amended to read in its entirety as follows:

                           7.1 LIMITATION ON INDEBTEDNESS. Borrowers shall not,
                  and shall not permit any of the other Companies to, incur, guarantee, or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness, except (a) Indebtedness arising out of this Agreement and (b) other Indebtedness not exceeding $1,000,000 in the aggregate outstanding at any date.

         Section 2.3 Investments. Section 7.5 of the Loan Agreement is amended by adding new subsections (h) and (i) thereto to read in their entirety as follows:

                            (h) with respect to GAINSCO, Investments and
                  re-Investments of the proceeds of the sale by it of the securities to GMSP in the GMSP Transaction and of the type described in the Policy Letter dated October 4, 1999 between GAINSCO and GMSP (it being understood that this subsection (h) shall not permit any Investments by GAINSCO of any assets other than such proceeds),

                           (i) the acquisition disclosed to Lender in connection
                  with the execution and delivery of the First Amendment for a purchase price of up to $7,000,000.

         Section 2.4 Surplus Debenture. Section 7.13 of the Loan Agreement is amended to read in its entirety as follows:

                           7.13 SURPLUS DEBENTURE. GSC shall not at any time
                  amend, modify, cancel, terminate or discharge, or waive compliance with, or fail to enforce, the terms of the Surplus Debenture; provided, however, that GCMIC may make prepayments thereon in the aggregate amount of up to $1,000,000.

         Section 2.5 Minimum Consolidated Net Worth. Section 7.15 of the Loan Agreement is amended by deleting the dollar amount "$85,000,000" in subsection
(a) thereof and inserting "$100,000,000" in the place thereof.





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         Section 2.6 Risk-Based Capital Ratio. Section 7.18 of the Loan
Agreement is amended by deleting the ratio "2.25 to 1.0" where it appears in such section and inserting "2.00 to 1.0" in the place thereof.

         Section 2.7 Statutory Surplus. Section 7.19 of the Loan Agreement is amended to read in its entirety as follows:

                           7.19 MINIMUM STATUTORY SURPLUS. Borrowers shall not
                  permit, (a) as of the end of the fiscal quarters ending September 30, 1999 and December 31, 1999, the Statutory Surplus of GAIC to be less than $64,700,000 or (b) as of the end of the fiscal quarter ending March 31, 2000 and of each fiscal quarter thereafter, the Statutory Surplus of GAIC to be less than the sum of (i) $64,700,000, (ii) an amount equal to 50% of the cumulative Statutory Earnings of GAIC beginning with the fiscal quarter which begins on April 1, 2000 through the last day of the most recent fiscal quarter ending on or prior to the determination date and (iii) an amount equal to 100% of all capital contributions and other Investments made in GAIC after the date of the First Amendment.

         Section 2.8 Events of Default. Section 8.1(j) of the Loan Agreement is amended to read in its entirety as follows:

                           (j) GCMIC shall fail to request, on a timely basis
                  and in proper form, the approval of the Commissioner of Insurance of the State of Texas to make scheduled payments on the Surplus Debenture.

         Section 2.9 Limitation on Creation of Subsidiaries. A new Section 7.23 is added to the Loan Agreement to read in its entirety as follows:

                           7.23 LIMITATION ON CREATION OF SUBSIDIARIES.
                  Notwithstanding anything to the contrary contained in this Agreement, Borrowers shall not, and shall not permit any of the other Companies to, establish, create, acquire or permit to exist any new Material Subsidiary unless (a) at least 10 Business Days prior written notice thereof is given to Lender,
                  (b) such new Material Subsidiary is a wholly owned Subsidiary of GAINSCO or another Subsidiary that is a wholly owned Subsidiary of GAINSCO, (c) each such new Material Subsidiary that is not an insurance company shall, concurrently with the creation or acquisition thereof enter into a guaranty of the full payment and performance of the Obligation in form and substance satisfactory to



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                  Lender and (d) GAINSCO and/or each Subsidiary directly owning all or any portion of the capital stock of such new Material Subsidiary shall execute and deliver to Lender a pledge agreement in form and substance satisfactory to Lender wherein such owner(s) shall grant to Lender a security interest in all such capital stock together with the delivery to Lender of certificates representing 100% of such capital stock, with stock powers duly executed in blank. In addition, such new Material Subsidiary shall execute and deliver or cause to be executed and delivered, all other relevant documentation (including, without limitation, such legal opinions as shall have been reasonably requested by Lender) of the type as such new Material Subsidiary would have had to deliver if such new Subsidiary were a Subsidiary on the Closing Date. All actions required by this Section 7.23 shall be taken to the satisfaction of Lender and shall be at the sole cost and expense of Borrowers. As used herein, "Material Subsidiary" shall mean a Subsidiary of GAINSCO having assets with a fair market value of $1,500,000 or a Net Worth of $1,500,000.

         Section 2.10 Notice Address. The address for notices to Lender referred to in Section 9.4 of the Loan Agreement is amended to read as set forth on the signature page to this Amendment.

         Section 2.11 Assignment. In order to acknowledge the Assignment, Lender, Bank One Texas, Borrowers and the other parties thereto shall have executed the Notice of Assignment (the "Assignment Acknowledgment") in the form of Exhibit 1 hereto.

         Section 2.12 Exhibits and Schedules; Modifications to Representations and Warranties. Exhibits A and E and Schedule 5.20 to the Loan Agreement are amended to read in their entirety in the forms of Exhibits 2 , 3 and 4 hereto. With respect to Section 5.19 of the Loan Agreement, Lender acknowledges the De La Torre Insurance Adjusters, Inc. has changed its name to DLT Insurance Adjusters, Inc. Section 5.23 of the Loan Agreement is modified to reflect the Purchase Agreement as a material contract.

                                   ARTICLE III

                                 Limited Waiver

         Section 3.1 Limited Waiver. By its execution of this Amendment, Lender hereby consents to GAINSCO entering into the Transaction and hereby waives any Event of Default that would otherwise occur under Section 8.1(m) of the Loan Agreement solely by reason of the consummation of the Transaction, the conversion of the Series A Preferred Stock (as such term is defined in the Purchase Agreement) into GAINSCO Common Stock or the exercise of the Series A Warrant or the Series B Warrant (as such terms are defined in the Purchase Agreement) in accordance with their terms and additional purchases of Common Stock by GMSP of up to an aggregate of 35% of the issued and







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outstanding Common Stock to the extent permitted by Section 6.9 of the Purchase
Agreement as in effect on the date of this Amendment.

                                   ARTICLE IV

                              Conditions Precedent

         Section 4.1 Conditions Precedent. The obligation of Lender to enter into this Amendment is subject to the conditions precedent that on or before the date hereof Lender shall have received all of the following in form and substance acceptable to it and its counsel: (a) this Amendment, duly executed by Borrowers and the other parties hereto; (b) the Assignment Acknowledgment, duly executed by Borrowers and the other parties thereto; (c) a certificate of the secretary of each Borrower setting forth resolutions of its board of directors with respect to the authorization, execution, delivery and performance of this Amendment and the other loan documents to which Borrowers are a party, the officers of Borrowers authorized to sign such instruments, and specimen signatures of the officers so authorized; (d) evidence satisfactory to Lender that the Transaction has been consummated in accordance with the Purchase Agreement, including evidence of the receipt of all necessary regulatory approvals, together with copies of the Purchase Agreement and all documents and agreements executed in connection therewith, including all Investment Management Agreements and Policy Letters, certified to be true and correct by an officer of Borrowers; (e) a legal opinion of counsel to Borrowers in form and substance satisfactory to Lender; (f) Uniform Commercial Code financing statement amendments executed by the Borrowers reflecting the Assignment and the name change of De La Torre Insurance Adjusters, Inc.; (g) payment of all reasonable fees and out-of-pocket expenses incurred by Lender, including without limitation the reasonable fees and expenses of Lender's counsel, in connection with the preparation and negotiation of this Amendment; and (h) such other documents, opinions, certificates, agreements, instruments and evidences as Lender may reasonably request.

                                    ARTICLE V

                  Ratifications, Representations and Warranties

         Section 5.1 Ratifications. The terms and provisions of the Loan Agreement, as modified by this Amendment, and the other Loan Papers are hereby ratified and confirmed and shall continue in full force and effect. By executing this Amendment, Borrowers and each other party hereto acknowledges and agrees that (a) the term "Loan" as defined in the Loan Agreement includes without limitation all obligations, liabilities and indebtedness of Borrowers under the Loan Agreement, as amended hereby; (b) each of the security and pledge agreements included in the Loan Documents secures, among other indebtedness, the payment and performance of all indebtedness, liabilities and obligations of Borrowers under the Loan Agreement as amended by this Amendment; (c) each of the Loan Agreement, as amended hereby, and the other Loan Documents is and shall remain in full force and effect and is and shall continue to be the legal, valid and binding obligation of Borrowers, enforceable against it in accordance with its terms except to the extent such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally.






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         Section 5.2 Representations and Warranties. Borrowers hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and all other documents executed and/or delivered in connection herewith and all transactions and documents contemplated hereby and thereby have been authorized by all requisite corporate action on the part of Borrowers; (b) each of this Amendment and all other documents executed and/or delivered in connection herewith constitute legal, valid and binding obligations of Borrowers, as applicable, enforceable against each of them in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (c) there is no provision of law, in the articles of incorporation or bylaws of either Borrower and no provision of any existing mortgage, contract, lease, indenture or agreement binding on either Borrower which would be contravened by the making or delivery of this Amendment, or any other document executed and/or delivered in connection herewith, or by the performance or observance of any of the terms hereof or thereof; (d) the execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or any other agency or authority, of stockholders, or of any other party or, if such approval or consent is required, the same has been obtained; (e) each of the representations and warranties of Borrowers contained in Article 5 of the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on such date; (f) as of the date hereof no Default or Event of Default is in existence and Borrowers is not otherwise in default of any provision of the Loan Agreement or the other Loan Documents; (g) as of the date hereof, there has been no material adverse change in the financial condition or operations of Borrowers or any Subsidiary since December 31, 1998.

                                   ARTICLE VI

                                  Miscellaneous

         Section 6.1 Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations, warranties and covenants or the right of Lender to rely upon them.

         Section 6.2 References to Loan Agreement. The Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 6.3 Further Assurances. Borrowers agrees that at any time and from time to time, upon the written request of Lender, it will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to fully effect the purposes of this Amendment and to provide for the continued perfection and priority of the security interests granted to Lender in the Loan Papers.


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         Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.5 Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas except to the extent that federal laws governing national banks shall have superseding application.

         Section 6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers, and their respective successors and assigns, except Borrowers may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section 6.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 6.8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         SECTION 6.9 ENTIRE AGREEMENT. THE LOAN AGREEMENT AS AMENDED HEREBY, THE OTHER LOAN DOCUMENTS PROVIDED FOR HEREIN AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 6.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]





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         EXECUTED as of the date first written above.


                                        GAINSCO, INC.


                                        By:       /s/ Glenn W. Anderson
                                                  ------------------------------
                                        Its:      President


                                        GAINSCO SERVICE CORP.


                                        By:       /s/ Glenn W. Anderson
                                                  ------------------------------
                                        Its:      President


                                        BANK ONE, NA


                                        By:       /s/ Thomas W. Doddridge
                                                  ------------------------------
                                        Its:      First Vice President


                                        Address for Notices:

                                        1 Bank One Plaza
                                        Chicago, Illinois 60670-0085
                                        Attn:  Thomas W. Doddridge IL1-0085
                                        Facsimile:  (312) 732-4033


FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 9


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                          ACKNOWLEDGMENT AND AGREEMENT

         Each of the undersigned, a party to a Security Agreement dated as of November 13, 1998, does hereby (i) consent to the amendments made in the foregoing First Amendment to Revolving Credit Agreement, (ii) confirm its continuing obligations under such Security Agreement for the benefit of Lender, and (iii) agree that such Security Agreement shall continue in full force and effect as to it.


                                     AGENTS PROCESSING SYSTEMS, INC.


                                     By:       /s/ Glenn W. Anderson
                                               --------------------------------
                                     Its:      President


                                     RISK RETENTION ADMINISTRATORS, INC.


                                     By:       /s/ Glenn W. Anderson
                                               --------------------------------
                                     Its:      President



                                     GENERAL AGENTS PREMIUM FINANCE COMPANY


                                     By:       /s/ Glenn W. Anderson
                                               --------------------------------
                                     Its:      President


                                     MGA PREMIUM FINANCE COMPANY


                                     By:       /s/ Glenn W. Anderson
                                               --------------------------------
                                     Its:      President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT - PAGE 10
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                                     NATIONAL SPECIALTY LINES, INC.


                                     By:       /s/ Glenn W. Anderson
                                               ---------------------------------
                                     Its:      President


                                     DLT INSURANCE ADJUSTERS, INC.


                                     By:       /s/ Glenn W. Anderson
                                               ---------------------------------
                                     Its:      President


                                     LALANDE FINANCIAL GROUP, INC.


                                     By:       /s/ Glenn W. Anderson
                                               ---------------------------------
                                     Its:      President



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